                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K

                                 CURRENT INFORMATION

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 7, 1997


                         Algorhythm Technologies Corporation
--------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


Nevada                                    0-25276           88-0320364
--------------------------------------------------------------------------------
 (State or other jurisdiction            (Commission      (IRS Employer
     of incorporation)                  File Number)   Identification No.)


5310 NW 33rd Avenue, Ft. Lauderdale, FL                          33309
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (954)739-7005




--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report.)

7.  Financial Statements and Exhibits.

     In connection with the Company's acquisition of A.D.S. Advertising Corporation d/b/a The Smith Agency on Novmeber 7, 1997, which was reported in the Company's 10-QSB for the period ended September 30, 1997 the following financial statements are being filed:

     a.  Financial Statements of businesses acquired:

     Independent Auditors' report of MA Cabrera & Company, CPAs

     Balance sheet for the years ended December 31, 1996 and December 31, 1995.

     Statements of Operations for the years ended December 31, 1996, December 31, 1995 and December 31, 1994.

     Statements of Stockholder's Equity (Deficit) for the years ended December 31, 1996, December 31, 1995 and December 31, 1994.

     Statements of Cash Flows for the years ended December 31, 1996, December 31, 1995 and December 31, 1994.

     Notes to Financial Statements for the years ended December 31, 1996, December 31, 1995 and December 31, 1994.

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                         ALGORHYTHM TECHNOLOGIES CORPORATION
                         --------------------------------------------------
                         REGISTRANT



Dated:  January 6, 1998  s/Anderw Smith
                         ---------------------------------------------------
                         ANDREW SMITH, President

                             INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of ADS Advertising Corporation
D/B/A The Smith Agency

We have audited the accompanying balance sheets of ADS Advertising Corporation, D/B/A The Smith Agency (a Florida corporation and a Subchapter S corporation) as of December 31, 1996 and 1995, and the related statements of operations, stockholders' equity (deficit), and cash flows for the years ended December 31, 1996, 1995 and 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ADS Advertising Corporation D/B/A The Smith Agency as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years ended December 31, 1996, 1995 and 1994 in conformity with generally accepted accounting principles.


M. A. Cabrera & Company, P. A.


Plantation, Florida
December 17, 1997

                         ADS Advertising Corporation
                            D/B/A The Smith Agency

                                 BALANCE SHEETS

                          December 31, 1996 and 1995

                                     ASSETS

                                                                                               1996        1995
                                                                                            ----------  ----------
CURRENT ASSETS:
 Cash.....................................................................................  $      321  $      397
 Accounts receivable:
  Trade, net of allowance for doubtful accounts of $6,161 in 1996 and $15,161 in 1995.....     120,252     207,612
 Other....................................................................................      12,000      15,000
                                                                                              ----------  ----------
 Total current assets.....................................................................     132,573     223,009

PROPERTY AND EQUIPMENT, NET...............................................................      33,749      16,873

OTHER ASSETS..............................................................................       5,186      32,736
                                                                                              ----------  ----------
   Total assets...........................................................................  $  171,508  $  272,618
                                                                                              ----------  ----------
                                                                                              ----------  ----------
                                LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
 Note payable..............................................................................  $  145,432  $   80,913
 Accounts payable..........................................................................     241,156     163,387
 Accrued expenses..........................................................................      85,833     114,988
                                                                                              ----------  ----------
   Total current liabilities...............................................................     472,421     359,288

COMMITMENTS AND CONTINGENCIES.............................................................      --          --

STOCKHOLDERS' EQUITY (DEFICIT):
 Common stock, $1 par value per share 6,500 shares authorized, 110 shares issued and
  outstanding.............................................................................         110         110
 Additional paid-in-capital................................................................       9,890       9,890
 Accumulated deficit.......................................................................    (310,913)    (96,670)
                                                                                              ----------  ----------
  Total stockholder's equity (deficit).....................................................    (300,913)    (86,670)
                                                                                              ----------  ----------
   Total liabilities and stockholder's equity (deficit)....................................  $  171,508  $  272,618
                                                                                              ----------  ----------
                                                                                              ----------  ----------

      See Independent Auditors' Report.
    The accompanying Notes to Financial
Statements are an integral part of these statements.

                          ADS Advertising Corporation
                             D/B/A The Smith Agency

                            STATEMENTS OF OPERATIONS

                For the years ended December 31, 1996, 1995 and 1994

                                                                              1996          1995          1994
                                                                          ------------  ------------  ------------
SALES...................................................................  $  1,491,229  $  1,465,895  $  1,262,815
COST OF SALES...........................................................     1,077,191     1,029,886       739,852
                                                                          ------------  ------------  ------------
  GROSS PROFIT ON SALES.................................................       414,038       436,009       522,963

EXPENSES:
 Payroll and related costs..............................................       340,083       278,670       381,919
 Rents..................................................................        48,503        57,006        61,851
 Depreciation and amortization..........................................         6,890         4,347         3,749
 General and administrative.............................................       138,938       104,126       155,764
                                                                          ------------  ------------  ------------
  Total expenses........................................................       534,414       444,149       603,283
                                                                          ------------  ------------  ------------
  Loss from operations before other income (expense)....................      (120,376)       (8,140)      (80,320)
OTHER INCOME (EXPENSE):
 Interest income........................................................       --                 89           672
 Interest expense.......................................................        (7,978)       (2,490)         (735)
 Gain (Loss) on disposition of assets...................................       (17,042)      --            --
                                                                          ------------  ------------  ------------
  Total other income (expense)..........................................       (25,020)       (2,401)          (63)
                                                                          ------------  ------------  ------------
  NET LOSS..............................................................  $   (145,396) $    (10,541) $    (80,383)
                                                                          ------------  ------------  ------------
                                                                          ------------  ------------  ------------

See Independent Auditors' Report.
The accompanying Notes to Financial Statements are an integral part of these statements.

                           ADS Advertising Corporation
                             D/B/A The Smith Agency

                            STATEMENTS OF CASH FLOWS

               For the years ended December 31, 1996, 1995 and 1994

                                                                                  1996         1995        1994
                                                                               -----------  ----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net Loss....................................................................  $  (145,396) $  (10,541) $  (80,383)
 Adjustments to Reconcile Net Loss to Net
  Cash Provided by Operating Activities:
   Depreciation and amortization.............................................        6,890       4,347       3,749
   Bad Debts.................................................................           56      15,000      26,000
 (Increase) Decrease In:
  Accounts receivable--trade.................................................       87,304     (68,507)     70,860
  Accounts receivable--other.................................................        3,000      (3,800)     --
  Other assets...............................................................       27,550      (3,956)      4,853
 Increase (Decrease) In:
  Accounts payable...........................................................       77,769      89,963       5,752
  Accrued expenses...........................................................      (29,155)     68,390       5,594
                                                                               -----------  ----------  ----------
   NET CASH PROVIDED BY OPERATING ACTIVITIES.................................       28,018      90,896      36,425
                                                                               -----------  ----------  ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of property and equipment..........................................      (23,766)    (16,880)     --
                                                                               -----------  ----------  ----------
   NET CASH (USED) BY INVESTING ACTIVITIES...................................      (23,766)    (16,880)     --
                                                                               -----------  ----------  ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Net borrowings (payments) under note payable................................       64,519      (2,290)     (2,267)
 Distributions to shareholder................................................      (68,847)    (71,679)    (35,535)
                                                                               -----------  ----------  ----------
   NET CASH (USED) BY FINANCING ACTIVITIES...................................       (4,328)    (73,969)    (37,802)
                                                                               -----------  ----------  ----------
    NET INCREASE (DECREASE)..................................................          (76)         47      (1,377)
CASH AT THE BEGINNING OF THE YEAR............................................          397         350       1,727
CASH AT THE END OF THE YEAR..................................................  $       321  $      397  $      350
                                                                               -----------  ----------  ----------
                                                                               -----------  ----------  ----------
SUPPLEMENTAL DISCLOSURES:
 Cash Paid During the Year for:
  Interest...................................................................  $     7,572  $    2,568  $      298
                                                                               -----------  ----------  ----------
                                                                               -----------  ----------  ----------
  Income taxes...............................................................  $   --       $   --      $   --
                                                                               -----------  ----------  ----------
                                                                               -----------  ----------  ----------

    See Independent Auditors' Report.

    The accompanying Notes to Financial Statements are an integral part of these statements.

                        ADS Advertising Corporation
                          D/B/A The Smith Agency

                  STATEMENTS OF STOCKHOLDER'S EQUITY (DEFICIT)

            For the years ended December 31, 1996, 1995 and 1994

                                                                                                           RETAINED
                                                                              COMMON       ADDITIONAL      EARNINGS
                                                                               STOCK     PAID IN CAPITAL   (DEFICIT)
                                                                            -----------  ---------------  -----------
Balances at January 1, 1994...............................................   $     110      $   9,890     $   101,468

 Net loss for 1994........................................................      --             --             (80,383)

 Distributions to stockholders............................................      --             --             (35,535)
                                                                                 -----         ------     -----------
Balances at December 31, 1994.............................................         110          9,890         (14,450)

 Net loss for 1995........................................................      --             --             (10,541)

 Distributions to stockholders............................................      --             --             (71,679)
                                                                                 -----         ------     -----------
Balances at December 31, 1995.............................................         110          9,890         (96,670)

 Net loss for 1996........................................................      --             --            (145,396)

 Distributions to stockholders............................................      --             --             (68,847)
                                                                                 -----         ------     -----------
Balances at December 31, 1996.............................................   $     110      $   9,890     $  (310,913)
                                                                                 -----         ------     -----------
                                                                                 -----         ------     -----------

See Independent Auditors' Report.
The accompanying Notes to Financial Statements are an integral part of these statements.

                             ADS Advertising Corporation
                                D/B/A The Smith Agency

                            NOTES TO FINANCIAL STATEMENTS

                           December 31, 1996, 1995 and 1994


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies of ADS Advertising Corporation D/B/A The Smith Agency (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the accompanying financial statements.

     Business Activity

     ADS Advertising Corporation D/B/A The Smith Agency was incorporated it the State of Florida on May 20, 1983. The Company is engaged as a multimedia marketing consultant and advertising agency. The Company's corporate headquarters are located in Fort Lauderdale, Florida.

     Cash and Cash Equivalents

     For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash and/or cash equivalents.

     Property and Equipment

     Property and equipment are carried at cost. The cost of property and equipment is depreciated over the estimated useful lives of the related assets. The costs of leasehold improvements are depreciated (amortized) over the lesser of the length of the related leases or the estimated useful lives of the assets. Depreciation is computed on the straight-line method for financial reporting purposes and on the accelerated cost recovery system method for income tax purposes.

     Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

     Income Taxes

     The Company, with the consent of all of its shareholders, has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not provide for or pay Federal and certain State corporate income taxes on its taxable income. Instead, the stockholders are liable for individual Federal and State income taxes, if any, on their share of the Company's taxable income.

                             ADS Advertising Corporation
                                D/B/A The Smith Agency

                            NOTES TO FINANCIAL STATEMENTS

                           December 31, 1996, 1995 and 1994


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Allowance for Bad Debts

     The Companies provide an allowance doubtful accounts, as needed, for accounts deemed uncollectible.

     Concentration of Credit Risk

     During the normal course of business the Companies extend unsecured credit to its customers. Certain customers because of the Companies' size, nature of its business and credit policies across different industries and geographic areas can compromise at a point in time significant portion of such accounts receivable. See Note G.


NOTE B - PROPERTY AND EQUIPMENT

The components of property and equipment are as follows:

                                                     1996           1995
                                                     ----           ----
     Equipment                                    $ 45,542       $ 23,472
     Leasehold improvements                          3,691          3,691
     Furniture and fixtures                         49,662          47,966
                                                  --------        --------
                                                    98,895          75,129
     Accumulated depreciation                       65,146          58,256
                                                  --------        --------
                                                  $ 33,749        $ 16,873
                                                  --------        --------
                                                  --------        --------


NOTE C - OTHER ASSETS

The components of other assets are as follows:

                                                  1996           1995
                                                  ----           ----
     Deposits                                $   5,186      $   7,094
     Investment in Videotape Supply, Inc.         -            25,642
                                             ---------      ---------
                                             $   5,186      $  32,736
                                             ---------      ---------
                                             ---------      ---------

                             ADS Advertising Corporation
                                D/B/A The Smith Agency

                            NOTES TO FINANCIAL STATEMENTS

                           December 31, 1996, 1995 and 1994


NOTE C - OTHER ASSETS (CONTINUED)

During 1994, the Company invested $25,642 for a 42.5% interest in Videotape Supply Company, Inc.. Videotape Supply Company, Inc. is a supplier to the Company of blank video tapes used in the production within the normal course of business. Management has determined that prices are established at fair market value for this inventory. The carrying value for this investment and subsequent distribution has been at cost. The effects of using this method approximate those of the equity method. See Note H.


NOTE D - NOTE PAYABLE

                                                               1996      1995
                                                               ----      ----
     Note Payable - financial institution line-
       of-credit (maximum borrowings of $100,000),
       interest only payable monthly at prime
       plus 1.5%, principal payments on demand,
       collateralized by accounts receivable, furniture,
       equipment and personal guarantee of the
       stockholder.                                         $ 145,432   $ 80,913
                                                            ---------   --------
                                                            ---------   --------
Principal payments on note payable are as follows:

       Years ending
       December 31,                                     Amount
       ------------                                     ------
          1997                                        $ 145,432
                                                      ---------
                                                      ---------

NOTE E - LEASES

The Company has entered into several long-term leases for the office and various equipment leases with monthly payments ranging from $212 to $2,898. These leases are classified as operating leases.

                             ADS Advertising Corporation
                                D/B/A The Smith Agency

                            NOTES TO FINANCIAL STATEMENTS

                           December 31, 1996, 1995 and 1994


NOTE E - LEASES (CONTINUED)

The future minimum rental payments required under long-term non-cancelable leases during the years ended December 31, may be summarized as follows:

     1997                                     $ 47,802
     1998                                       46,404
     1999                                       46,404
     2000                                       40,738
     2001 and thereafter                         2,898

Total rental expense for all operating leases for the years ended December 31, 1996, 1995 and 1994 amount to $48,503, $57,006 and $61,851 respectively.


NOTE F - PROFIT SHARING PLAN

In 1993, the Company established a profit sharing plan (the Plan) offered to employees who have attained age 21 and worked at least one thousand hours per year and have more than six months of service. Contributions under the Plan are discretionary and are determined annually by the Company's Board of Directors. The Company has not funded the plan for years ended December 31, 1996, 1995 and 1994.


NOTE G - MAJOR CUSTOMERS

For the year ended December 31, 1996, approximately 84% of the Company's revenues were derived from three major customers as follows:

                                                                 December 31,
                                         1996                       1996
Customer         Location               Revenues       Percent   Receivables
--------         --------               --------       -------   -----------
    A          Southeastern U. S. A. $   547,822           37%   $  1,436
    B          Southeastern U. S. A.     358,034           24%      5,988
    C          Southeastern U. S. A.     350,081           23%     40,253
                                     -----------       -------   --------
                                     $ 1,255,937           84%   $ 47,677
                                     -----------       -------   --------
                                     -----------       -------   --------

For the year ended December 31, 1995, approximately 82% of the Company's revenues were derived from three major customers as follows:

                             ADS Advertising Corporation
                                D/B/A The Smith Agency

                            NOTES TO FINANCIAL STATEMENTS

                           December 31, 1996, 1995 and 1994


NOTE G - MAJOR CUSTOMERS (CONTINUED)

                                                                 December 31,
                                         1995                      1995
Customer         Location               Revenues       Percent   Receivables
--------         --------               --------       -------   -----------
    A          Southeastern U. S. A. $  762,078            52%   $109,516
    B          Southeastern U. S. A.    249,766            17%     53,748
    C          Southeastern U. S. A.    184,690            13%        -
                                     -----------       -------   --------
                                     $1,196,534            82%   $163,264
                                     -----------       -------   --------
                                     -----------       -------   --------

The information for 1994 relating to major customers is not readily available. Management believes that the dependence on these three major customers existed in 1994 as well, and that the information for 1995 and 1996 would be reflective of the 1994 year.


NOTE H - RELATED PARTIES

     Videotape Supply Company, Inc.

     The Company invested $25,642 in 1994 for a 42.5% interest in Videotape Supply Company, Inc.. During the carrying period, the Company has advanced monies not exceeding $15,000. The carrying value for this investment has been at cost. The effects of using this method approximate those of the equity method.

     In February of 1996, the Company sold its interest to the other stockholder of Videotape Supply Company, Inc. for $8,600 and repayment of the monies advanced as short term non-interest bearing loans, amounting to $15,000.

     Note Payable

     The stockholder has personally guaranteed the debt of the Company.


NOTE I - PLAN OF ACQUISITION AND SUBSEQUENT EVENTS

In October, 1997, the Company entered into an agreement to be acquired by Algorythm Technologies Corporation F/K/A Nitros Franchise Corporation and Digimedia USA, Inc.. The terms of this agreement call for Algorythm to acquire all the authorized shares of the Company in exchange for 2,300,000 shares of Algorythm restricted common stock with an effective date of November 7, 1997 thereby making the Company a wholly owned subsidiary of Algorythm. With this acquisition of the Company, the stockholder was given a five year employment agreement.

Both parties of this acquisition believe they will enjoy synergistic effects in developing their target market groups. Upon the acquisition being completed, the Company (ADS Advertising Corporation) will terminate its Subchapter S election under the Internal Revenue Code.